1Q 2022 Investor Presentation Exhibit 99.2 April 28, 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in, governmental regulations; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; the soundness of other financial institutions; declining oil and gas prices, and declining demand for coal could negatively impact the demand and credit quality of loans; the availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; changes in interest rates; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; competition from new or existing competitors; variable interest rates tied to the London Interbank Offered Rate (LIBOR) that may no longer be available, or may become unreliable, to us; cyber- security risks, including “denial-of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill; exposure to losses in collateralized loan obligation securities; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of our management team and directors; our ability to attract and retain qualified employees to operate our business, including retaining qualified employees; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating controls; our ability to implement new technology-driven products and services or be successful in marketing these products and services to our clients; our ability to execute on our intended expansion plans; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships, including the difficulties we may face following the merger with Great Western; incurrence of significant costs related to the merger with Great Western and related integration; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions and the regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the ongoing impact of the COVID-19 pandemic and the U.S. government’s response to the pandemic; and the effect of global conditions, earthquakes, tsunamis, floods, fires, and other natural catastrophic events. The foregoing factors are not all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward- looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking franchise in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $33.2 Billion Total RB2 14.27% Loans HFI $16.9 Billion CET12 11.91% Deposits $28.1 Billion Leverage2 8.97% ACL/LHFI 1.46% TCE 6.79% Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization $4.0 Billion1 Dividend Yield 4.2% Branch Network 319 banking offices Sub Debt Rating Kroll BBB 3 319 banking offices in 14 states 1 as of 3/31/22 closing stock price of $36.77 2 preliminary estimates - may be subject to change

GWB ACQUISITION UPDATE Governance Update • Five independent board members from Great Western joined our board as of 2/1/2022 • FIBK dual share-class was eliminated as of March 25, 2022 • FIBK no longer a “controlled company” under NASDAQ rules Integration / Conversion • Core system conversion and bank re-branding May 20-22, 2022 • Great Western CIO and CRO both joined FIBK’s Executive Team as of 2/1/22 • Regional and senior leadership in place across the footprint as of February 1st Balance Sheet / Credit Update • Credit improvement resulted in $229MM in credit valuation & HFS LOCOM marks v. $341MM in diligence1 • $241MM of loans moved to HFS and marked by $61.6MM • Changes in interest rate environment resulted in ~$34MM of loan marks that will accrete in to EPS over time • Legacy GWB fair value loan accounting and accompanying swap positions terminated at close EPS Accretion / Cost Savings • Optimistic for net loan growth in GWB footprint based on progress made to resolve problem credits ahead of plan • Expect to deliver the previously announced cost saves; clean run-rate expenses expected by Q4 2022 • 10 branches will be consolidated in conjunction with the system conversion Deposits / Funding • $120MM in outstanding FHLB borrowings and $35MM of subordinated debt redeemed in February 2022 • NSF/OD changes live for FIBK footprint and will roll out for GWB footprint at system conversion 4 1 Diligence marks, at announcement of the transaction on 9/16/21 = $238 million PCD + $80 million non-PCD + $23 million in credit write-downs against loans elected for fair value (now included in the credit mark with FV election terminated)

PRELIMINARY ACQUIRED LOAN MARKS Preliminary acquired loan marks as of legal close on February 1, 2022 5 Credit Mark Other Adjustments $ amounts in millions Acquired Loan Balance $ Total (Pre-tax) % of O/S Rate Mark Allowance Established Amortizable Cost Basis PCD loans $722 $(91) (13) % $(25) $84 $690 Non-PCD loans 1 7,108 (76) (1) % (9) 68 7,023 HFS2 241 (62) (26) % 0 0 0 Total Loans $8,071 $(229) (3) % $(34) $152 $7,713 Loan Mark Notes: • Preliminary net credit and rate marks of $117 million will accrete to interest income over the life of the loans; $6.0 million realized in Q1 2022 from acquired GWB loans • Moved $241 million in outstanding loans to held-for-sale at deal close, which was not part of the initial deal assumptions 1 Allowance established - Day 2 through income statement provision for loan loss expense 2 HFS outstanding balances of $241 million are pre-LOCOM write downs

PCD Loan Mix All Other 56% Healthcare 12% Hospitality 16% Ag- Non-Dairy 15% Ag- Dairy 1% PCD ACTIVELY MANAGING ACQUIRED CREDIT RISK 6 $ amounts in millions Acquired PCD Book Balances ($MM) % Total PCD Credit Valuation Mark ($MM) % Mark Against PCD Portfolio Agriculture - Dairy $9 1% $0 2% Agriculture - Non-Dairy 106 15% 17 16% Hospitality 113 16% 31 27% Healthcare 84 12% 3 4% All Other 410 56% 40 10% Total PCD Outstandings $722 100% $91 13% Acquired Loan Attribution ¹ PCD loan balances and marks as of legal close on February 1, 2022 1 Percentages based on acquired total loans, incl HFS, pre-marks of ~$8.1B

Q1 2022 RESULTS Earnings • Acquisition of Great Western Bank completed on February 1, 2022 • Net loss of $33.4 million, or $0.36 per share, driven by $68.3 million of day 2 LLP expense and $65.2 million of merger exp. • Net interest margin of 2.80%; adjusted NIM of 2.65%1, up 19 basis points from the prior quarter • Adjusted efficiency ratio of 62.2%1 • Reported ROAE of (4.44)% in Q1; Adjusted ROAE of 9.41%1 Balance Sheet • Standalone FIBK ex-PPP loan growth of $37 million, or 1.6% annualized; branch network grew $89 million, or 5.2% annualized • Organic deposit growth, excluding acquired balances, of 3.2% annualized • GWB added $7,713 million in loans, ex-HFS, and $11,683 million in deposits as of legal close, net of fair value marks • 3/31 loan/deposit ratio increased to 60.3%, from 57.4% in the prior quarter, driving a positive earning asset mix shift Asset Quality • Acquired PCD loans down to $722 million at 2/1, from $1.2 billion disclosed with the transaction on 9/16/21 • Acquired criticized loans down to $655 million at 3/31 • Q1 included around $15 million of NCOs on acquired loans to facilitate restructuring efforts in coming quarters • Standalone FIBK credit metrics all continued to improve; NCOs of 6 bps annualized in Q1 • 3/31 Total non-performing loans of $121.6 million, or 72 basis points of loans, with an ACL coverage ratio of 203% Capital • Tangible book value per share of $19.781 declined 5% in the quarter, or $1.05; changes in OCI had a $1.74 negative impact • Redeemed $120 million in FHLB borrowings and $35 million in subordinated debt; lost T1 treatment for TRUPs at deal close • Maintain strong regulatory capital levels; CET1 of 11.9%2 and Total Risk-based of 14.3%2 7 1 See non-GAAP table in appendix for reconciliation 2 preliminary estimates - may be subject to change

FIRST QUARTER 2022 HIGHLIGHTS Summary of Q1 2022 Results $ amounts in millions, except per share data 1Q22 Net interest income (non-FTE) $178.0 Provision for (reduction in) credit losses $61.3 Non-interest income $49.2 Non-interest expense $207.2 Income before taxes $(41.3) Income taxes $(7.9) Net loss $(33.4) Diluted EPS $(0.36) Q1 2022 Selected items impact $ amounts in millions, except per share data Income Statement Geography Pre-tax (in MM) After-tax (in MM) Reported EPS Impact Non-PCD CECL Day 2 provision Provision $(68.3) $(55.2) $(0.59) Merger-related expenses Acquisition expense (65.2) (52.7) (0.57) MSR fair value adjustments Mortgage banking 3.4 2.7 0.03 Gain on early extinguishment of debt Other income 1.4 1.1 0.01 Investment securities (loss) gain (0.1) (0.1) — Totals $(128.8) $(104.2) $(1.12) 8 Quarterly Highlights: • FIBK aligned GWB to our reporting practices, resulting in both fees and expenses being grossed up by $1.8 million for the quarter, and ~$13 million for the calendar year 2022 • Day 2 LLP expense on acquired non-PCD GWB loan balances of $68.3 million • Realized pre-tax transaction costs of $65.2 million. Anticipate another $60-70 million pre-tax, mostly in Q2 2022 results. • Effective tax rate for full-year 2022 expected to be in the range of 20-21%

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 46% Construction RE, 9% Residential RE, 12% Agriculture RE, 5% Consumer, 6% Commercial, 18% Agriculture, 4% Loans by Geography OR, 10% WA, 7% MT, 14% ID, 5% WY, 5% SD, 12%ND, 1% IA, 11% NE, 7% KS, 1% AZ, 6% CO, 7% Other, 14% Total Funded Commitments 32.7% 32.9% 32.9% 33.4% 41.7% 35.6% Total Funded Commitments FIBK only 1Q21 2Q21 3Q21 4Q21 1Q22 9 Loan Highlights: • Growth headwinds from credit resolution of GWB loan book meaningfully diminished as a result of active portfolio management and the migration of $241 million of acquired loan balances to HFS • FIBK branch network loan growth of $89 million, or 5.2% annualized in a seasonally slow quarter • Unfunded commitments of $3.2 billion at 3/31 • Optimistic outlook for growth above initial low single- digit expectations for the combined company $16.9B

STRONG DEPOSIT BASE Total Deposits Non-interest bearing, 29% Demand, 29% Savings, 36% Time, 6% Deposits by State OR, 11% MT, 22% ID, 7% WA, 2% WY, 11% SD, 16% IA, 11% NE, 10% KS, 1% MO, 1% AZ, 3% CO, 5% Mix of Consumer and Business Deposits ¹ 51% 50% 50% 50% 49% 49% 50% 50% 50% 51% Total Consumer Deposits Total Business Deposits 1Q21 2Q21 3Q21 4Q21 1Q22 10 1 Prior periods represent FIBK standalone $28.1B

CAPITAL AND LIQUIDITY Highly liquid and flexible balance sheet with strong capital position Tangible Common Equity ¹ $19.85 $20.49 $20.75 $20.83 $19.78 6.95% 6.99% 6.91% 6.83% 6.79% TBVPS TCE Ratio 1Q21 2Q21 3Q21 4Q21 1Q22 Total Risk-Based Capital Ratios 14.15% 13.89% 14.00% 14.11% 14.27% 11.60% 11.45% 11.59% 11.77% 11.91% 0.77% 0.72% 0.71% 0.72% 1.78% 1.72% 1.70% 1.62% 2.36% CET1 Non-common Tier1 Total Capital 1Q21 2Q21 3Q21 4Q21 1Q22 11 Loans HFI to Deposit Ratio 65.4% 63.2% 60.1% 57.4% 60.3% 1Q21 2Q21 3Q21 4Q21 1Q22 Capital and Liquidity Highlights: • Dividend yield of 4.2%, based on Q1 average share price of $39.40 • TBV accretion from the GWB acquisition offset by $1.74/share in OCI marks in the quarter • Combined $163 million of TRUPs eliminated from T1 capital at deal close, remain as part of T2 capital • All capital ratios remain above internal Company capital policy guidelines 1 See Non-GAAP table in appendix for reconciliation

ALLOWANCE FOR CREDIT LOSSES (ACL) Funded ACL and ACL/Loans HFI % $136.6 $135.5 $135.1 $122.3 $247.2 $108.5 $138.7 1.38% 1.38% 1.40% 1.31% 1.46% Total Funded ACL GWB Contribution As a % of loans HFI 1Q21 2Q21 3Q21 4Q21 1Q22 12 Reserve release offset by CECL Day 2 provision of $68.3 million on acquired GWB loans ACL Highlights: • ACL net release of $10.9 million during the quarter, resulting primarily from improved credit performance and qualitative adjustments based on historical performance of specific portfolios in the legacy FIBK book • Acquired GWB portfolio accounted for $138.7 million of funded ACL at 3/31, a decline from the closing balance on 2/1 following charge-offs of specific reserves to facilitate restructuring selected relationships ACL Roll-forward ACL 12/31/21 (FIBK-only): $122.3 PCD CECL 84.2 Non-PCD CECL (Day 2 LLP)1 68.3 FIBK NCOs (1.3) GWB NCOs (15.4) Q1 net ACL release (10.9) ACL 3/31/22: $247.2 1Q1 LLP expense includes an additional $2.1 million for unfunded GWB commitments, for a total non-PCD Day 2 income statement charge of $70.4 million

ASSET QUALITY AND RESERVE TRENDS Net Charge-off Ratio $2.9 $1.1 $0.6 $2.7 $16.7 $1.3 $15.4 0.12% 0.04% 0.02% 0.11% 0.47% 0.06% Net Charge-offs GWB Charge-offs % of Average Loans % FIBK Only 1Q21 2Q21 3Q21 4Q21 1Q22 Underlying asset quality trends positive, overall metrics impacted by acquired GWB portfolio Total Non-Performing Loans and ACL/NPL Ratios $41.4 $35.6 $35.1 $27.7 $121.6 $20.9 $100.7 330.0% 380.6% 384.9% 441.5% 203.3% FIBK Standalone NPL GWB Acquired NPL ACL / NPL Ratio 1Q21 2Q21 3Q21 4Q21 1Q22 Criticized Loans and Crit. Loan Ratio $311.4 $273.4 $251.2 $216.7 $853.1 $198.1 $655.0 3.16% 2.78% 2.61% 2.32% 5.03% FIBK Standalone GWB Acquired % of Total Loans 1Q21 2Q21 3Q21 4Q21 1Q22 13 Credit Highlights: • Around $15 million in partial charge-offs on a handful of GWB relationships with $31 million in remaining loan balances at 3/31 in preparation for restructuring, which should result in lower criticized loans in future quarters

NET INTEREST INCOME Net Interest Income¹ and Net Interest Margin¹ $121.4 $119.2 $127.5 $122.3 $179.6 12.3 7.8 14.2 9.7 2.8 2.3 2.5 2.3 1.9 7.6 3.04% 2.82% 2.91% 2.69% 2.80% 2.81% 2.70% 2.60% 2.46% 2.65% Adjusted NII ² PPP Income Loan PAA Net Interest Margin Adjusted NIM ² 1Q21 2Q21 3Q21 4Q21 1Q22 14 Net-interest Income Highlights: • $7.6 million in total loan purchase accounting accretion in Q1 2022 ◦ $6.0 million from acquired GWB loans • PPP income of $2.8 million in Q1 2022, will be immaterial going forward. Unearned PPP fees of $1.3 million remain • Q1 2022 adjusted NIM expanded 19 bps, driven by the favorable mix shift in earning assets to loans combined with the 23 bps sequential improvement in investment security yields • Q2 2022 adjusted NIM is expected to be positively influenced by a favorable earning asset mix shift, new securities yields above book yields and the benefit of the March FOMC rate increase 1 Reported on a fully-taxable equivalent (“FTE”) basis 2 See Non-GAAP table in appendix for reconciliation

NET INTEREST INCOME (cont’d) 15 NIM Waterfall Analysis 2.69 (0.14) 0.07 — 0.01 0.08 0.13 (0.04) — — 2.80 4Q21 Loans ex- PAA ¹ Investments Cash Deposits Loan PAA Loans Investments Cash Deposits 1Q22 Scheduled Purchase Accounting Accretion from GWB Acquisition $30.5 ² $(6.9) $23.6 $22.1 $(7.4) $14.6 $16.8 $(7.3) $9.4 Purchase Accounting Accretion Amortization of Intangibles (Non-Interest Expense) Pre-tax Net Impact of Purchase Accounting 2022 2023 2024 RATE IMPACT MIX IMPACT 1 Includes impact of lower PPP income 2 Includes YTD actual, plus remaining scheduled

WELL POSITIONED TO BENEFIT FROM HIGHER RATES Loan Repricing Gap Schedule ¹ $8,118 $4,021 $2,919 $1,887 Maturity / Repricing Buckets <= 1 Yr > 1 Yr < 3 Yr < 3 Yr <= 5 Yr > 5 Yr 16 Loan Repricing Characteristics Variable, 16% Libor 1M, 11% Adjustable (Excl: 1M Libor), 21% Fixed, 52% 1 Contractual repricing benchmarks

INVESTMENT PORTFOLIO Quarterly New Purchases: Weighted Avg Yield 1.3% 1.0% 1.2% 1.5% 2.2% 1Q21 2Q21 3Q21 4Q21 1Q22 17 Investment Portfolio Highlights: • During the quarter, FIBK repositioned $645 million of acquired securities, eliminating those that did not align with FIBK’s policies, credit risk profile or other portfolio tolerances ◦ Redeployment of proceeds benefited from upward movement in rates post-sale • New money portfolio yields continue to be accretive to on balance sheet yields in the current environment Quarterly New Purchases: Weighted Avg Duration 4.83 4.28 3.35 2.29 3.05 3.03 2.20 4.83 1.25 1.15 2.29 3.05 Duration A/L Net of Fair Value Hedge 1Q21 2Q21 3Q21 4Q21 1Q22 Total Portfolio Duration at Quarter End 4.33 4.02 3.86 3.60 3.773.75 3.48 3.27 3.56 Securities Duration Securities + Fair Value Hedge Duration 1Q21 2Q21 3Q21 4Q21 1Q22

18 Noninterest Income by Type ¹ Payment Services, 34% Mortgage Banking, 11% Wealth Management, 18% Deposit Service Charges, 17% Other Service Charges & Fees, 10% Other Income, 10% 1Q21 4Q21 1Q22 Payment Services $ 10.2 $ 11.3 $ 14.8 Mortgage Banking 11.6 8.0 8.4 Wealth Management 6.3 7.2 8.1 Deposit Service Charges 3.8 4.4 7.7 Other Service Charges & Fees 2.1 2.8 4.3 Investment securities (loss) gain — 0.9 (0.1) Other income 4.1 2.8 6.0 Total $ 38.1 $ 37.4 $ 49.2 Selected Items: MSR recovery (impairment) 5.9 1.0 3.4 Investment securities (loss) gain — 0.9 (0.1) Other income — — 1.4 Adj. Noninterest Revenue $ 32.2 $ 35.5 $ 44.5 Non-interest Income Highlights: • Q4 2022 operating run-rate expected to be in the range of $52-54 million, excluding any impact from MSR valuation changes • As previously announced, the reduction to NSF/OD fees will have an estimated pre-tax impact of $3 million in Q2 2022, with another $1 million impact in Q3 2022 as the GWB footprint changes begin in late May, post-system conversion NON-INTEREST INCOME 1 Excludes selected items

NON-INTEREST EXPENSE

		1Q21		4Q21		1Q22
Salaries and wages	$	39.0	$	42.3	$	60.0
Employee benefits		16.1		12.1		21.2
Occupancy and equipment		11.7		11.6		15.4
Other intangible amortization		2.5		2.5		3.6
Other expenses		29.2		28.8		41.7
Other real estate owned (income) expense		(0.1)		(0.1)		0.1
Acquisition related expenses		—		5.0		65.2
Total		98.4		102.2		207.2
Selected Items:						
Merger-related expense		—		5.0		65.2
Litigation Accrual (Recovery)		—		(0.2)		—
Adj. Noninterest Expense[2]	$	**98.4**	$	**97.4**	$	**142.0**



Noninterest Expense and Efficiency Ratio
98.4
98.4
99.0
99.0
105.9
98.1
102.2
97.4
207.2
142.0
60.4%
62.8%
62.6%
62.6%
62.1%
57.5%
62.6%
60.4%
89.6%
62.2%
1Q21
2Q21
3Q21
4Q21
1Q22
Total Expenses
Efficiency Ratio 1
Adjusted Expenses 2
Adjusted Efficiency Ratio 2

Non-interest Expense Highlights:

- Q2 2022 operating expense expected to add around $20 million in GWB expenses from one extra month compared with Q1 2022 results
- Merger expenses of approximately $60-70 million remaining, most of which should be incurred in Q2 2022
- Q4 2022 operating expense run-rate expected to be around $160 million, including roughly $4 million of total intangible amortization expense, as well as $4 million of re-classified expense to align with FIBK's reporting practices

[1] FDIC definition
[2] See Non-GAAP table in appendix for reconciliation

19

NON-GAAP FINANCIAL MEASURES 20 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this press release contains the following non- GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets; (v) adjusted net interest margin; (vi) adjusted efficiency ratio; and (vii) adjusted return on average common stockholders’ equity. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Adjusted net interest margin is calculated as adjusted net income divided by adjusted average earning assets (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted efficiency ratio is calculated as adjusted cash non-interest expense divided by adjusted revenue (as such non-gaap financial measures are calculated on the reconciliation pages below). Adjusted return on average assets is calculated as adjusted net income (as calculated on the reconciliation pages below) divided by average stockholders’ equity. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the foregoing capital adequacy measures to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its non-interest expense to exclude intangible amortization expenses, acquisition related expenses, other real estate owned expense or income, and litigation expenses, adjusts its net interest income to include non-interest income and exclude net gains or losses from investment securities, mortgage servicing rights impairments and recoveries, and other income, adjusts its net interest margin (FTE) to exclude the impact of the recovery of charged-off interest and interest accretion on acquired loans and payroll protection program (PPP) loan income and adjusts average assets to exclude PPP average balances, and adjusts net income to exclude non-PCD CECL day two provision expense, acquisition related expenses, mortgage servicing rights fair value adjustments, gains or losses on early extinguishment of debt, investment security gains and losses, and other expense items. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

1Q22 4Q21 3Q21 2Q21 1Q21 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 3,441.1 $ 1,986.6 $ 1,984.8 $ 1,970.9 $ 1,933.4 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,275.2 690.9 693.3 695.7 698.2 Tangible common stockholders' equity (Non-GAAP) (B) $ 2,165.9 $ 1,295.7 $ 1,291.5 $ 1,275.2 $ 1,235.2 Total assets (GAAP) $ 33,162.2 $ 19,671.9 $ 19,372.2 $ 18,940.5 $ 18,468.2 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,275.2 690.9 693.3 695.7 698.2 Tangible assets (Non-GAAP) (C) $ 31,887.0 $ 18,981.0 $ 18,678.9 $ 18,244.8 $ 17,770.0 Common shares outstanding (H) 109,503 62,200 62,231 62,240 62,230 Book value per common share (GAAP) (A)/(H) $ 31.42 $ 31.94 $ 31.89 $ 31.67 $ 31.07 Tangible book value per common share (Non-GAAP) (B)/(H) 19.78 20.83 20.75 20.49 19.85 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B)/(C) 6.79% 6.83% 6.91% 6.99% 6.95 % NON-GAAP RECONCILIATION 21 * Line items may not sum due to rounding

1Q22 4Q21 3Q21 2Q21 1Q21 (Dollars in millions) Total noninterest expense $ 207.2 $ 102.2 $ 105.9 $ 99.0 $ 98.4 Less: Merger-related expense 65.2 5.0 6.6 — — Less: Litigation accrual (recovery) — (0.2) 1.2 — — Adjusted noninterest expense $ 142.0 $ 97.4 $ 98.1 $ 99.0 $ 98.4 Less: Intangible amortization 3.6 2.5 2.4 2.5 2.5 Less: Other real estate owned (income) 0.1 (0.1) — — (0.1) Adjusted expense for efficiency ratio (A) $ 138.3 $ 95.0 $ 95.7 $ 96.5 $ 96.0 Net interest income $ 178.0 $ 121.8 $ 126.9 $ 118.8 $ 120.7 Add: Total noninterest income 49.2 37.4 39.7 35.3 38.1 Less: Net gain (loss) from investment securities (0.1) 0.9 0.3 (0.1) — Less: MSR recovery (impairment) 3.4 1.0 — — 5.9 Less: Other income 1.4 — — — — Adjusted revenue (B) $ 222.5 $ 157.3 $ 166.3 $ 154.2 $ 152.9 Adjusted Efficiency Ratio (A)/(B) 62.2% 60.4% 57.5% 62.6% 62.8 % NON-GAAP RECONCILIATION 22 * Line items may not sum due to rounding

1Q22 4Q21 3Q21 2Q21 1Q21 (Dollars in millions) Net interest income on a fully-taxable equivalent ("FTE") basis 179.6 122.3 127.5 119.2 121.4 Less: Purchase accounting accretion 7.6 1.9 2.3 2.5 2.3 Less: PPP Income 2.8 9.7 14.2 7.8 12.3 Adjusted net interest income (A) 169.2 110.6 111.0 108.9 106.8 Average interest-earning assets 26,003.1 18,061.4 17,392.5 16,958.4 16,198.9 Less: Avg PPP 91.6 200.1 462.1 750.4 764.0 Adjusted Avg Earning Assets (B) 25,911.5 17,861.3 16,930.4 16,208.0 15,434.9 Net interest margin (FTE), as reported 2.80% 2.69% 2.91% 2.82% 3.04 % Adjusted net interest margin (FTE) (A annualized)/(B) 2.65% 2.46% 2.60% 2.70% 2.81 % NON-GAAP RECONCILIATION 23 * Line items may not sum due to rounding

1Q22 4Q21 3Q21 2Q21 1Q21 (Dollars in millions); all adjustments are after-tax Reported net (loss) income (33.4) 51.1 47.1 42.5 51.4 Plus: Non-PCD CECL Day 2 provision 55.2 — — — — Plus: Merger-related expenses 52.7 3.8 5.1 — — Plus: MSR fair value adjustments (2.7) (0.8) — — (4.6) Plus: Gain on early extinguishment of debt (1.1) — — — — Plus: Investment securities (loss) gain 0.1 (0.7) (0.2) 0.1 — Plus: Other expense items — (0.2) 0.9 — — Adjusted net income (A) 70.8 53.3 52.9 42.6 46.8 Average stockholders' equity (B) 3,050.1 1,999.3 1,985.3 1,944.3 1,966.5 Return on average equity (4.44) % 10.14% 9.41% 8.77% 10.60 % Adjusted return on average equity (A annualized)/(B) 9.41% 10.57% 10.58% 8.78% 9.65 % NON-GAAP RECONCILIATION 24 * Line items may not sum due to rounding